UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

FINTECH ACQUISITION CORP. IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Important Information

This communication is being made in respect of the proposed business combination contemplated by that certain Business Combination Agreement, dated as of December 29, 2020, by and among FinTech Acquisition Corp. IV (“FTIV”), Perella Weinberg Partners (“PWP”) and the other parties thereto. On May 26, 2021, PWP provided the following written materials in a presentation to certain existing and potential stockholders. The materials are filed herewith pursuant to Rule 14a-12.

Forward Looking Statements

Certain statements made in this communication are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to complete the potential business combination or to complete the contemplated transactions; (2) satisfaction or waiver (if applicable) of the conditions to the potential business combination, including with respect to the approval of the stockholders of FTIV; (3) the ability to maintain the listing of the combined company’s securities on NASDAQ; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of PWP as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that PWP may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against PWP or any of its respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (12) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (13) other risks and uncertainties indicated from time to time in the preliminary proxy statement of FTIV filed with the SEC on February 5, 2021, as amended on March 29, 2021, May 5, 2021, and May 25, 2021 and as it may be further amended, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FTIV. Forward-looking statements speak only as of the date they are made, and PWP and FTIV do not undertake any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FTIV has filed or will file from time to time with the SEC.

Additional Information about the Proposed Transaction and Where to Find It

FTIV has filed with the SEC a preliminary proxy statement and amendments thereto in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The preliminary proxy statement, as amended, is not yet final and will be further amended. The definitive proxy statement will contain important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials will contain important information about FTIV, PWP and the business combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about FTIV, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: info@ftspac.com.

Participants in Solicitation

FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s annual report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 15, 2021 and amended on May 4, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, is set forth in the preliminary proxy statement for the business combination that FTIV filed with the SEC on February 5, 2021, as amended on March 29, 2021, May 5, 2021, and May 25, 2021 and as it may be further amended. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination is included in the proxy statement that FTIV filed with the SEC on February 5, 2021, as amended on March 29, 2021, May 5, 2021, and May 25, 2021 and as it may be further amended. This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

May 2021 1May 2021 1

Forward-Looking Statements This Presentation has been provided to you by Perella Weinberg Partners and its affiliates (collectively “Perella Weinberg Partners,” the “Firm” or “PWP”) for use by PWP and FinTech Acquisition Corp. IV (“FTIV”) in connection with their proposed business combination and the offering of securities of FTIV in a private placement. This Presentation contains forward-looking statements, which reflect PWP’s and FTIV’s current views with respect to, among other things, its operations, financial performance and prospects, its industry, markets and competitors and the regulatory environment in which it operates. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “projects,” “continues,” “may,” “will,” “should,” “seeks,” “target,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are based on current expectations and assumptions and are subject to various risks and uncertainties, including those described in FTIV’s registration on Form S-1, the preliminary proxy statement and / or prospectus relating to the proposed business combination filed by FTIV with the Securities and Exchange Commission (the “SEC”) and FTIV’s other public filings, and other risks and uncertainties that may not be currently predictable or are outside the control of FTIV and PWP. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Readers are cautioned not to place undue reliance on any forward-looking statements and neither FTIV nor PWP intends, nor assumes any obligation, to update or revise these forward-looking statements, which speak only as of the date first made, except as may otherwise be required by the federal securities laws. To the extent that PWP provides guidance on a non-GAAP basis, it does not provide reconciliations of such forward- looking non-GAAP financial measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in PWP’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. 2Forward-Looking Statements This Presentation has been provided to you by Perella Weinberg Partners and its affiliates (collectively “Perella Weinberg Partners,” the “Firm” or “PWP”) for use by PWP and FinTech Acquisition Corp. IV (“FTIV”) in connection with their proposed business combination and the offering of securities of FTIV in a private placement. This Presentation contains forward-looking statements, which reflect PWP’s and FTIV’s current views with respect to, among other things, its operations, financial performance and prospects, its industry, markets and competitors and the regulatory environment in which it operates. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “projects,” “continues,” “may,” “will,” “should,” “seeks,” “target,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are based on current expectations and assumptions and are subject to various risks and uncertainties, including those described in FTIV’s registration on Form S-1, the preliminary proxy statement and / or prospectus relating to the proposed business combination filed by FTIV with the Securities and Exchange Commission (the “SEC”) and FTIV’s other public filings, and other risks and uncertainties that may not be currently predictable or are outside the control of FTIV and PWP. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Readers are cautioned not to place undue reliance on any forward-looking statements and neither FTIV nor PWP intends, nor assumes any obligation, to update or revise these forward-looking statements, which speak only as of the date first made, except as may otherwise be required by the federal securities laws. To the extent that PWP provides guidance on a non-GAAP basis, it does not provide reconciliations of such forward- looking non-GAAP financial measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in PWP’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. 2

PWP – A Leading Global Independent Advisory Firm 2006 Today § Founded by Joe Perella, Peter Weinberg § 15 years of significant investments to and Terry Meguid grow footprint and franchises § Established in New York and London § Expanded global footprint with 10 offices in 5 countries § Objective to provide critical advice to clients, built upon relationships of trust § Recognized as a global premium and a reputation for expertise and advisory brand independent thinking 3PWP – A Leading Global Independent Advisory Firm 2006 Today § Founded by Joe Perella, Peter Weinberg § 15 years of significant investments to and Terry Meguid grow footprint and franchises § Established in New York and London § Expanded global footprint with 10 offices in 5 countries § Objective to provide critical advice to clients, built upon relationships of trust § Recognized as a global premium and a reputation for expertise and advisory brand independent thinking 3

PWP At A Glance (1) Critical Mass And Momentum To Grow Exceptional Talent In Key Regions 2016 PF 2020 57 Partners ~550 Employees (2) $519M 10% CAGR Avg. ~25 Years 10 Offices in 2020 Revenue 2016 PF – 2020 Revenue Experience 5 Countries Deep Expertise And Broad Reach $1T+ Transaction 6 900+ 40+ Value Industry Verticals Clients Countries Notes: Information above is as of 03/31/21 unless otherwise stated (1) Information is as of 05/01/21 (2) Based on annualized GAAP revenue growth from 2016 PF – 2020; 2016 PF revenue based on full year contribution of TPH (including 11 months prior to the November 2016 combination) 4PWP At A Glance (1) Critical Mass And Momentum To Grow Exceptional Talent In Key Regions 2016 PF 2020 57 Partners ~550 Employees (2) $519M 10% CAGR Avg. ~25 Years 10 Offices in 2020 Revenue 2016 PF – 2020 Revenue Experience 5 Countries Deep Expertise And Broad Reach $1T+ Transaction 6 900+ 40+ Value Industry Verticals Clients Countries Notes: Information above is as of 03/31/21 unless otherwise stated (1) Information is as of 05/01/21 (2) Based on annualized GAAP revenue growth from 2016 PF – 2020; 2016 PF revenue based on full year contribution of TPH (including 11 months prior to the November 2016 combination) 4

Why PWP? Our§ Demand for advisory services expanding in period of significant change § Independent advisory model expected to continue to gain share Market Our § Independent thought leadership across industries, geographies and products § Collaboration the cornerstone of our culture and key to our success People § Focused on sectors and regions with most compelling opportunity Our § Significant opportunity to grow in existing, core markets Strategy § Adjacent markets and white space create additional opportunities for growth Our § Highly regarded brand – reputation for highest quality and integrity § Unique network that allows access to virtually any client in the world Brand § Significant ownership by working partners aligned with public shareholders Our § Strong incentive to drive shareholder returns through growth, margin Alignment expansion and disciplined return of capital 5Why PWP? Our§ Demand for advisory services expanding in period of significant change § Independent advisory model expected to continue to gain share Market Our § Independent thought leadership across industries, geographies and products § Collaboration the cornerstone of our culture and key to our success People § Focused on sectors and regions with most compelling opportunity Our § Significant opportunity to grow in existing, core markets Strategy § Adjacent markets and white space create additional opportunities for growth Our § Highly regarded brand – reputation for highest quality and integrity § Unique network that allows access to virtually any client in the world Brand § Significant ownership by working partners aligned with public shareholders Our § Strong incentive to drive shareholder returns through growth, margin Alignment expansion and disciplined return of capital 5

Common Dynamics Drive The Need For Independent Advice Strategic Advisory Financing Advisory & Restructuring 6Common Dynamics Drive The Need For Independent Advice Strategic Advisory Financing Advisory & Restructuring 6

Independent Advisors Are Well Positioned In A Large Addressable Market Global M&A Fee Pool Independents In Top 25 Deals Independents’ M&A Fee Pool $26.2B 67% $4.8B $13.5B 47% $1.2B 9% 18% Share Share Avg.: L5Y 2005 L5Y 2020 L5Y 2005 L5Y 2020 L5Y 2005 L5Y 2020 Source: Dealogic Notes: As of 12/31/20; L5Y denotes last five years, represented on an average annual basis Independent set includes PWP, Lazard, Evercore, Rothschild, Centerview, Guggenheim, PJT, Moelis, Houlihan Lokey and Greenhill 7Independent Advisors Are Well Positioned In A Large Addressable Market Global M&A Fee Pool Independents In Top 25 Deals Independents’ M&A Fee Pool $26.2B 67% $4.8B $13.5B 47% $1.2B 9% 18% Share Share Avg.: L5Y 2005 L5Y 2020 L5Y 2005 L5Y 2020 L5Y 2005 L5Y 2020 Source: Dealogic Notes: As of 12/31/20; L5Y denotes last five years, represented on an average annual basis Independent set includes PWP, Lazard, Evercore, Rothschild, Centerview, Guggenheim, PJT, Moelis, Houlihan Lokey and Greenhill 7

Our Expertise And Reach Advisory Services Franchises Geographies North America Consumer & Retail § New York § San Francisco Energy § Houston § Chicago Financial Institutions § Los Angeles § Denver Healthcare § Calgary Industrials Europe § London TMT § Paris § Munich Restructuring 8Our Expertise And Reach Advisory Services Franchises Geographies North America Consumer & Retail § New York § San Francisco Energy § Houston § Chicago Financial Institutions § Los Angeles § Denver Healthcare § Calgary Industrials Europe § London TMT § Paris § Munich Restructuring 8

Substantial Opportunity To Grow Our Existing Franchises

Franchise	US		Europe	
	Overall Volume[1]	PWP Presence	Overall Volume[1]	PWP Presence
Consumer & Retail	~$110B	◑	~$70B	◔
Energy	~$260B	●	~$110B	◔
Financial Institutions	~$100B	◑	~$90B	◔
Healthcare	~$270B	◕	~$80B	◔
Industrials	~$200B	◑	~$180B	●
TMT	~$480B	◑	~$200B	◑
Restructuring	~$168B[2]	◕	~$15B[3]	◔

P / W / P
PERELLA WEINBERG PARTNERS

Source: Dealogic, S&P Global Ratings, Moody's
Notes: (1) Sector volumes reflect annualized target M&A volume of deals over $100M from 2016 – 2020
(2) US restructuring volume reflects annualized defaulted debt (as defined by Moody's) from 2016 – 2020 plus distressed debt (as defined by S&P Global Ratings) from 2016 – 2019
(3) Europe restructuring volume reflects annualized defaulted debt (as defined by Moody's) from 2016 – 2020

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Critical Mass In Prevailing Advisory Geographies 2016 – 2020 Market PWP Focus Geography Annualized M&A Average Coverage Effort Office Volume ($B) Deal Size ($M) $1,680 $1,200 ü 240 990 ü Our Focus Today 90 840 ü 72% of M&A Volume 120 1,040 ü 410 780 – Collaboration Collaborations 650 540 Source: Dealogic 10Critical Mass In Prevailing Advisory Geographies 2016 – 2020 Market PWP Focus Geography Annualized M&A Average Coverage Effort Office Volume ($B) Deal Size ($M) $1,680 $1,200 ü 240 990 ü Our Focus Today 90 840 ü 72% of M&A Volume 120 1,040 ü 410 780 – Collaboration Collaborations 650 540 Source: Dealogic 10

Lead Advisor Across Deal Size, Industry And Transaction Type Large-Cap Advisory Mid-Cap Advisory Restructuring / Capital Markets Company €29B $1.8B - $3.4B Capital Markets €25.9B $1.2B Capital Markets Creditor $12.5B - Company $3.4B $5.3B $9.2B $1.4B Capital Markets $26B $1.5B Capital Markets Capital Markets $4B $775M Creditor $8B €5B $107B €4B Company $12.8B $2B Capital Markets Creditor $9.5B $3.3B Creditor $54B $3.2B $24B $3.5B Company $43B $2.4B Company Source: Press Releases, Public Information, Dealogic 11Lead Advisor Across Deal Size, Industry And Transaction Type Large-Cap Advisory Mid-Cap Advisory Restructuring / Capital Markets Company €29B $1.8B - $3.4B Capital Markets €25.9B $1.2B Capital Markets Creditor $12.5B - Company $3.4B $5.3B $9.2B $1.4B Capital Markets $26B $1.5B Capital Markets Capital Markets $4B $775M Creditor $8B €5B $107B €4B Company $12.8B $2B Capital Markets Creditor $9.5B $3.3B Creditor $54B $3.2B $24B $3.5B Company $43B $2.4B Company Source: Press Releases, Public Information, Dealogic 11

Client Diversity Across Industries, Geographies And Profile Consumer & Retail Energy Financial Institutions ` Healthcare Industrials TMT Represents International Client Represents Restructuring Assignment 12Client Diversity Across Industries, Geographies And Profile Consumer & Retail Energy Financial Institutions ` Healthcare Industrials TMT Represents International Client Represents Restructuring Assignment 12

Experience And Runway To Build Longstanding Advisory Relationships

57 Partners leading advisory franchises	**~25** Partner average years of experience	**~50** Average age of Partners
16 Partners with < 3 years at PWP	**22** Partners promoted internally	**~16** Partner average years of tenure at PWP plus prior firm

Notes: Information above is as of 05/01/21

P / W / P
PERELLA WEINBERG PARTNERS
13

A Focused Growth Strategy Enter White Spaces § Pursue new sectors and capabilities § Expand range of advisory services Expand Into Grey Space § Add in adjacent sectors § Extend advisory capabilities § Leverage established infrastructure Grow The Core § Strengthen teams § Expand coverage § Cultivate junior talent ÌÌ People Industries Advisory Services 14A Focused Growth Strategy Enter White Spaces § Pursue new sectors and capabilities § Expand range of advisory services Expand Into Grey Space § Add in adjacent sectors § Extend advisory capabilities § Leverage established infrastructure Grow The Core § Strengthen teams § Expand coverage § Cultivate junior talent ÌÌ People Industries Advisory Services 14

Recent Track Record Of Strategic Expansion

	2016	2017	2018	2019	2020
Footprint Expansion	TPH Combination[1] (Houston / Denver) TPH Calgary Office LA Office	Chicago Office	Paris Office	Mizuho Collaboration Itaú Collaboration	Munich Office KDB Collaboration CICC Collaboration
Franchise Expansion	TMT Industrials (LA) TPH Combination	TPH Europe Industrials (Chicago) France Coverage	UK Coverage C&R (Chicago) DACH Coverage Expansion	EU Restructuring Healthcare Expansion	US Restructuring Healthcare Expansion Capital Markets
Partner Hires & Promotes	*3 Hires* *7 Promotes*	*3 Hires* *1 Promotes*	*6 Hires* *4 Promotes*	*5 Hires* *6 Promotes*	*3 Hires* *2 Promotes* *+ 3 2021 Hires[2]* *+ 3 2021 Promotes*

P / W / P
PERELLA WEINBERG PARTNERS

Notes: (1) In November 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC ("TPH"), an energy-focused independent advisory firm
(2) Includes 2 partner hires which have been announced but not yet started as of 05/01/21

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Careful, Methodical Approach To Growing Our Team

Optimizing The Base (Since December 31, 2016)



Grow & Promote
New Hires
Managed Attrition
Net: +13 Partners(1)

How Do We Choose Our People?

Thought Leadership

- ☑ Deep industry insights
- ☑ Broad advisory experience
- ☑ Reputation of integrity

Cultural Fit

- ☑ Team player
- ☑ Mentor and player / coach
- ☑ Committed to diversity, equity and inclusion

P / W / P
PERELLA WEINBERG PARTNERS

Notes: (1) Reflects net partner change since 12/31/16 (as of 05/01/21)

16

Summary Of Q1 2021 Results

($ in millions)

P&L Year-Over-Year

	Three Months Ended March 31, 2021	2020	Change ($)
Revenue	**$170**	**$92**	**$77**
% Growth	*84%*		
Adj. Comp Expense [1]	($109)	($59)	
% of Revenue	*64%*	*63%*	
Adj. Non-Comp Expense [1]	($24)	($30)	
% of Revenue	*14%*	*32%*	
Adj. Operating Income [1]	**$36**	**$4**	**$32**
% Margin	*21%*	*5%*	
Adj. Non-Operating Income (Expense) [1]	($2)	$1	
Adj. Pre-Tax Income [1]	**$34**	**$5**	**$28**
% Margin	*20%*	*6%*	
Income Tax Expense [2]	($2)	($1)	
Adj. Net Income [1]	**$32**	**$5**	**$27**
% Margin	*19%*	*5%*	

Commentary About Q1 2021 Results

- Significantly higher advisory revenue in the first quarter of 2021 versus the same period in 2020
  - Year-over-year growth driven by strong performance in the M&A and Restructuring advisory business
- Increase in Adjusted Compensation Expense due to higher bonus accrual associated with higher revenue and a slightly higher compensation margin
- Decrease in Adjusted Non-Compensation Expense from reduced spending in Travel, Meals & Entertainment and General, Administrative & Other
  - For the balance of 2021, Non-Compensation Expenses are expected to increase modestly as a result of increased global travel for bankers as well as costs associated with becoming a public company

P / W / P
PERELLA WEINBERG PARTNERS

Notes: Calculation discrepancies may occur due to rounding
(1) Adjusted Compensation and Benefit Expense, Adjusted Non-Compensation Expense, Adjusted Operating Income, Adjusted Non-Operating Income (Expense), Adjusted Pre-Tax Income and Adjusted Net Income are non-GAAP financial measures; See Appendix for reconciliations to GAAP
(2) Does not include any corporate income tax in 2020 or 2021

17

Summary Financial Performance ($ in millions) Gross Revenue (GAAP) Productivity (Revenue / Avg. Partner) $702 $15.8 $533 $519 $10.7 $418 $9.6 $9.6 $352 $8.5 CAGR: 10.2% 2016 PF 2017 2018 2019 2020 2016 PF 2017 2018 2019 2020 % of Partners Growth 19% 68% (24%) (3%) 23% 30% 24% 28% < 3 yrs at PWP Notes: Calculation discrepancies may occur due to rounding 2016 PF revenue based on full year contribution of TPH (including 11 months prior to the November 2016 combination) CAGR reflects annualized GAAP revenue growth from 2016 PF – 2020, respectively 18Summary Financial Performance ($ in millions) Gross Revenue (GAAP) Productivity (Revenue / Avg. Partner) $702 $15.8 $533 $519 $10.7 $418 $9.6 $9.6 $352 $8.5 CAGR: 10.2% 2016 PF 2017 2018 2019 2020 2016 PF 2017 2018 2019 2020 % of Partners Growth 19% 68% (24%) (3%) 23% 30% 24% 28% < 3 yrs at PWP Notes: Calculation discrepancies may occur due to rounding 2016 PF revenue based on full year contribution of TPH (including 11 months prior to the November 2016 combination) CAGR reflects annualized GAAP revenue growth from 2016 PF – 2020, respectively 18

Key Measures To Track Our Performance 2016 PF 2017 2018 2019 2020 # New Partner Hires 53653 # Partner Promotes 41462 # Fee Paying Clients 158 187 197 179 175 # Clients $1M+ 65 94 105 100 99 Average Fee Paying Client ($M) $2.0 $2.1 $3.5 $2.9 $2.9 Top 10 Deals % Of Total Revenue 35% 32% 37% 39% 33% # Repeat Clients 37 47 68 82 74 Notes: 2016 statistics for Average Fee Paying Client, # Fee Paying Clients, # Clients $1M+ and Top 10 Clients % Of Total Revenue based on PWP plus full year contribution of TPH (including 11 months prior to the November 2016 combination) 19Key Measures To Track Our Performance 2016 PF 2017 2018 2019 2020 # New Partner Hires 53653 # Partner Promotes 41462 # Fee Paying Clients 158 187 197 179 175 # Clients $1M+ 65 94 105 100 99 Average Fee Paying Client ($M) $2.0 $2.1 $3.5 $2.9 $2.9 Top 10 Deals % Of Total Revenue 35% 32% 37% 39% 33% # Repeat Clients 37 47 68 82 74 Notes: 2016 statistics for Average Fee Paying Client, # Fee Paying Clients, # Clients $1M+ and Top 10 Clients % Of Total Revenue based on PWP plus full year contribution of TPH (including 11 months prior to the November 2016 combination) 19

Why PWP? Our§ Demand for advisory services expanding in period of significant change § Independent advisory model expected to continue to gain share Market Our § Independent thought leadership across industries, geographies and products § Collaboration the cornerstone of our culture and key to our success People § Focused on sectors and regions with most compelling opportunity Our § Significant opportunity to grow in existing, core markets Strategy § Adjacent markets and white space create additional opportunities for growth Our § Highly regarded brand – reputation for highest quality and integrity § Unique network that allows access to virtually any client in the world Brand § Significant ownership by working partners aligned with public shareholders Our § Strong incentive to drive shareholder returns through growth, margin Alignment expansion and disciplined return of capital 20Why PWP? Our§ Demand for advisory services expanding in period of significant change § Independent advisory model expected to continue to gain share Market Our § Independent thought leadership across industries, geographies and products § Collaboration the cornerstone of our culture and key to our success People § Focused on sectors and regions with most compelling opportunity Our § Significant opportunity to grow in existing, core markets Strategy § Adjacent markets and white space create additional opportunities for growth Our § Highly regarded brand – reputation for highest quality and integrity § Unique network that allows access to virtually any client in the world Brand § Significant ownership by working partners aligned with public shareholders Our § Strong incentive to drive shareholder returns through growth, margin Alignment expansion and disciplined return of capital 20

Appendix 21Appendix 21

Overview Of FinTech Acquisition Corp. IV

Strong Strategic Partner	▪ Sponsor team brings deep expertise in the financial services sector ▪ Team has successfully navigated 16[(1)] companies in private-to-public transitions with a combined 150+ years experience in the financial services industry
Leader in the SPAC Market	▪ Pioneer using the SPAC structure to unlock significant value in partnership with attractive companies seeking an avenue to the public markets
Experienced Leadership Team	▪ Team with operational and financial expertise and an investors lens to complement PWP's
Impressive Track Record	▪ Proven track record of impressive shareholder returns across five combinations to date ▪ Stellar reputation with institutions for quality asset selection cardconnect.

+90% return[(2)]

from IPO to sale to First Data in July 2017

intermex International Money Express

+63% return[(3)]

Since IPO

paya

$250M

Upsized PIPE

P / W / P PERELLA WEINBERG PARTNERS

Source: Public Filings, FactSet

Notes: (1) Includes three announced and pending de-SPAC transactions (Perella Weinberg Partners, Payoneer, and eToro)

(2) Return on units based on acquisition consideration paid by First Data of $15.00 per share of CCN common stock and $3.99 per CCN warrant (assumes warrants were issued within 30 days of acquisition closing), per tender offer statements filed by CCN and First Data with the SEC on 06/07/17

(3) Return on units based on IMXI common stock closing price as of 05/20/21; for each whole warrant, reflects 0.201 shares of IMXI common stock and $1.12 in cash issued to warrant holders pursuant to IMXI's Offer to Exchange Warrants filed on Form S-4 with the SEC on 03/28/19

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Transaction Overview

Key Highlights

- Pro forma unlevered equity value ~$980M(1)
- PWP to receive net cash proceeds of up to ~$325M(2) from SPAC and PIPE for:
  - Debt paydown
  - Liquidity to non-working PWP equity holders
  - Additional working capital
- Existing PWP equity holders and employees to hold ~70% PF ownership prior to PWP equity redemptions(3)
  - ~59% pro forma for certain third party investor limited partners ("ILPs") & Legacy Partner redemptions
- PWP expects to have a debt-free balance sheet at closing with added undrawn revolver liquidity

Implied Sources & Uses

Sources ($M)	
FinTech IV Cash	$230.0
Equity to PWP(4)	502.4
PIPE Issuance(5)	125.0
Total Sources	**$857.4**

Uses ($M)	
Cash to Balance Sheet	$16.8
Debt Repayment(6)	200.0
PWP Equity(7)	502.4
PWP Equity Redemptions(5)(7)	108.2
Transaction Fees(2)	30.0
Total Uses	**$857.4**

Pro Forma Ownership



22%
7%
59%
12%
FTIV IPO Investors
Founder Shares & Placement Shares(4)
PWP (After ILP & Legacy Partner Redemptions)
PIPE Investors

~70% PWP PF(4)
(Before ILP & Legacy Partner Redemptions)

Source: FTIV Proposal, PWP Management

Notes: Assumes no FTIV stockholder redemptions; calculation discrepancies may occur due to rounding; (1) Based on transaction price per FTIV share of $10.00 and (a) 23.0M SPAC shares, (b) 610,000 private placement shares, (c) 50.2M shares retained by PWP investors, (d) 12.5M shares purchased by PIPE investors, (e) 20% of the total 6.8M sponsor promote shares, or 1.4M shares, that are not subject to price-based transfer restrictions following the closing and (f) a transaction equity pool of 10.2M RSUs. Excludes (a) the four remaining 20% tranches of sponsor promote shares that cannot be sold or transferred until closing stock price exceeds $12.00, $13.50, $15.00 and $17.00, respectively, for 20 out of any 30 consecutive trading days, (b) 1.0M sponsor promote shares that will be forfeited at closing, and (c) out of money warrants ($11.50 strike); (2) Assumes $30M in estimated transaction costs; actual costs may differ; (3) PWP remaining ownership of ~70% (before $108M PWP equity redemptions from PIPE raise) reflects dilutive impact of full promote amount and 10.2 million RSUs expected to be issued pursuant to the Transaction Pool as if fully vested and excludes any warrant dilution, and excludes the up to 9.5 million performance-based RSUs expected to be granted as Management Awards that are expected to be granted out of the General Share Reserve; (4) PWP interests will initially be held directly or indirectly through an operating partnership in an "Up-C" structure; as partnership interests are exchanged by partners for shares, partners are expected to receive an entitlement to certain payments pursuant to a customary tax receivable agreement with the public company; (5) Assumes a $125M PIPE financing with $108M applied to PWP equity redemptions; the amount of cash applied to PWP equity redemptions may change based on PWP equity holder demand, FTIV stockholder redemptions or PWP's discretion to retain additional working capital; (6) Represents estimated debt plus make whole; actual amount of debt at closing date may differ; (7) Represents implied value of total PWP equity of $610.6M prior to closing

P / W / P
PERELLA WEINBERG PARTNERS
23

Ownership At Closing

(shares in millions)

	No Redemptions Scenario[1]				Max Redemptions Scenarios[2]		
	Shares	% of [A]	% of [B]	Adjustments [2]	Shares	% of [A]	% of [B]
Class A Common Stock Outstanding at Closing							
FTIV Shareholders	23.0	24.7%	22.2%	(15.5)	7.5	8.5%	7.6%
Placement Shares	0.6	0.7%	0.6%	-	0.6	0.7%	0.6%
Founder Shares Not Subject to Performance Targets[3]	1.4	1.5%	1.3%	-	1.4	1.5%	1.4%
Founder Shares Subject to Performance Targets[4]	5.5	5.9%	5.3%	-	5.5	6.2%	5.5%
PIPE Investors[5]	12.5	13.4%	12.1%	-	12.5	14.1%	12.7%
Sub-Total Class A Common Stock Outstanding at Closing	**43.0**	**46.1%**	**41.5%**	**(15.5)**	**27.5**	**31.0%**	**27.8%**
Class A Common Stock Assuming All PWP OpCo Units Exchanged and Class B Common Stock Held by Professional Partners and ILPs are Exchanged for Class A Common Stock							
Professional Partners							
Legacy Partners and Non-PWP Working Partners[6]	7.4	7.9%	7.1%	2.9	10.2	11.6%	10.4%
PWP Working Partners							
PWP Working Partners - Vested Units (Up to 5 Year Lockup)	15.6	16.7%	15.1%	-	15.6	17.6%	15.8%
PWP Working Partners - Unvested Units (Up to 5 Year Vesting)	22.8	24.4%	22.0%	-	22.8	25.7%	23.1%
Sub-Total PWP Working Partners	38.4	41.2%	37.1%	-	38.4	43.3%	38.9%
Sub-Total Professional Partners	45.7	49.1%	44.2%	2.9	48.6	54.9%	49.2%
ILPs	4.5	4.8%	4.3%	8.0	12.4	14.1%	12.6%
Sub-Total Additional Class A Common Stock Assuming All PWP OpCo Units Exchanged	**50.2**	**53.9%**	**48.6%**	**10.8**	**61.1**	**69.0%**	**61.9%**
[A] Class A Common Stock (Assuming PWP OpCo Units are Fully Exchanged) Excluding Unvested RSUs[7]	**93.2**	**100.0%**	**90.1%**	**(4.7)**	**88.5**	**100.0%**	**89.7%**
Unvested RSUs[8] (If Vested) - Preliminary Estimate RSU Allocations, Subject to Board Approval							
Time-based Predominantly Vesting Less Than 3 Years	7.0	-	6.8%	-	7.0	-	7.1%
Performance-based Vesting Years 3-5	3.2	-	3.1%	-	3.2	-	3.2%
Sub-Total Unvested RSUs	**10.2**	-	**9.9%**	-	**10.2**	-	**10.3%**
[B] Grand Total Including All Founder Shares and RSUs (If Vested)[7]	**103.4**	-	**100.0%**	**(4.7)**	**98.7**	-	**100.0%**
Of Which: Class A Common Stock Held by PWP Working Partners, Employees and Consultants[7]	*48.6*	-	*47.0%*	-	*48.6*	-	*49.2%*
Warrants Struck at $11.50 (Excluded Above)	*7.9*	*NA*	*NA*		*7.9*	*NA*	*NA*

Voting Schedule (Assuming PWP OpCo Units Have Not Been Exchanged)[9]

No Redemptions Scenario[1]	Votes / Share	Shares	Votes	% Vote
Class A Common[10]	1	43.0	43.0	8.5%
Class B-1 Common	10	45.7	457.4	90.6%
Class B-2 Common	1	4.5	4.5	0.9%
Total		**93.2**	**504.9**	**100.0%**

Max Redemptions Scenarios[2]	Votes / Share	Shares	Votes	% Vote
Class A Common[10]	1	27.5	27.5	5.2%
Class B-1 Common	10	48.6	486.1	92.4%
Class B-2 Common	1	12.4	12.4	2.4%
Total		**88.5**	**526.0**	**100.0%**

P / W / P
PERELLA WEINBERG PARTNERS

Note: All amounts on this capitalization table are approximate. Grand Total includes full amount of Founder Shares; excludes unvested RSUs and warrants; (1) Assumes no shares of FTIV are redeemed; includes ILP and Legacy Partner redemptions; (2) Adjustments reflect change in assumptions between No Redemptions Scenario and Max Redemptions Scenario. Per Business Combination Agreement, Max Redemptions Scenario assumes maximum 15.5 million shares of FTIV redeemed (based on $230 million cash from FTIV and $125 million cash from PIPE Investment, compared with $200 million Company Cash requirement at Closing; assumes $10.00 per outstanding share). Assumes no ILP or Legacy Partner redemptions as all PIPE proceeds are applied to debt repurchase and transaction expenses; (3) 20% of Founder Shares (1.4 million unrestricted of 6.8 million) are not subject to performance targets; (4) 80% of Founder Shares (5.5 million restricted of 6.8 million) are divided equally into four tranches that cannot be sold or transferred until the later of (i) the six month anniversary of Closing and (ii) the earlier of (x) the ten year anniversary of Closing and (y) the date that is 15 days following the first date that the closing stock price exceeds $12.00, $13.50, $15.00 and $17.00, respectively, for 20 out of any 30 consecutive trading days.; (5) Reflects 12.5 million shares held by PIPE Investors, with proceeds to redeem 10.8 million shares received by exchanging ILPs and Legacy Partners and the balance of proceeds retained on balance sheet in No Redemptions Scenario. In Max Redemptions Scenario, all PIPE proceeds are applied to debt repurchase and transaction expenses; (6) Includes partners of Professional Partners who currently are employed by the asset management business that was separated from PWP OpCo in 2019; (7) Assumes that all PWP OpCo Units and Class B-1 and Class B-2 common stock held by Professional Partners and ILPs, respectively, are exchanged for Class A common stock. As the Class B-1 and Class B-2 shares have de minimis economic rights, they have been excluded from the calculations in this table of Class A common stock issued upon exchange of PWP OpCo Units and Class B shares; (8) RSU amounts reflect preliminary estimate allocations of 10.2 million RSUs pursuant to the Transaction Pool (as described in the proxy statement filed by FTIV), subject to the consideration, review and approval of the compensation committee. Excludes up to 9.5 million performance-based RSUs expected to be granted as Management Awards that are expected to be granted out of the General Share Reserve (as described in the proxy statement filed by FTIV), the final amount, terms and conditions of which will be subject to the consideration, review and approval of the compensation committee; (9) Excludes unvested RSUs and warrants, which are out of the money at $10.00 per outstanding share; (10) Class A common stock includes Placement Shares, shares held by PIPE Investors, as well as all Founder Shares (Class B common stock to convert to Class A common stock upon Closing)

24

Highly Simplified Ownership / Vote Illustration At Closing

Assuming No FTIV Shareholder Redemptions[(1)]

Simplified PWP OpCo Economic Ownership



Legacy Partners & Non-PWP Working Partners(3)
PWP Working Partners
ILPs
FTIV Investors(4)
PIPE Investors(5)
All RSUs(6)
Shares / Units
% PWP OpCo(2)
7.4M
7.1%
38.4M
37.1%
4.5M
4.3%
30.5M
29.5%
12.5M
12.1%
10.2M
9.9%
Professional Partners
Perella Weinberg Partners
Shares / Units
% PWP OpCo(2)
45.7M
44.2%
53.2M
51.4%
PWP OpCo
PWP Working Partners, Employees and Consultants
Shares / Units 48.6M
% PWP OpCo(2) 47.0%

Simplified Perella Weinberg Partners Voting Structure



Firm Management
PWP LLC
Sole General Partner
Professional Partners
ILPs
Class A Common Investors
Class B-2 Common Stock 0.9% Vote
Class A Common Stock 8.5% Vote
Class B-1 Common Stock 90.6% Vote
Perella Weinberg Partners
PWP OpCo
Common Stock
Class A: 1 vote / share
Class B-1: 10 votes / share
Class B-2: 1 vote / share

Notes: All amounts above are approximate; calculation discrepancies may occur due to rounding
(1) Assumes no shares of FTIV are redeemed; includes ILP and Legacy Partner redemptions; (2) Reflects economic ownership as a % of Grand Total, including full amount of Founder Shares and full amount of RSUs (If Vested); excludes warrants; (3) Includes partners of Professional Partners who currently are employed by the asset management business that was separated from PWP OpCo in 2019; (4) Includes all FTIV Shareholders, Placement Shares, and full amount of Founder Shares (6.8M); (5) Reflects 12.5M shares held by PIPE Investors, with proceeds to redeem 10.8M shares received by exchanging ILPs and Legacy Partners and the balance of proceeds retained on balance sheet; (6) RSU amounts reflect preliminary estimate allocations of 10.2M RSUs pursuant to the Transaction Pool (as described in the proxy statement filed by FTIV), subject to the consideration, review and approval of the compensation committee. Excludes up to 9.5M performance-based RSUs expected to be granted as Management Awards that are expected to be granted out of the General Share Reserve (as described in the proxy statement filed by FTIV), the final amount, terms and conditions of which will be subject to the consideration, review and approval of the compensation committee

P / W / P
PERELLA WEINBERG PARTNERS

25

Quarterly Historical Revenue Summary ($ in millions) Revenue By Quarter – 2019 – 2021 $189 $172 $170 $170 $123 $115 $100 $92 $92 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2019 2020 2021 QoQ Growth (9%) 86% 1% (46%) 24% 7% 54% (10%) YoY Growth (8%) 25% (28%) 10% 84% 26Quarterly Historical Revenue Summary ($ in millions) Revenue By Quarter – 2019 – 2021 $189 $172 $170 $170 $123 $115 $100 $92 $92 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2019 2020 2021 QoQ Growth (9%) 86% 1% (46%) 24% 7% 54% (10%) YoY Growth (8%) 25% (28%) 10% 84% 26

Historical Consolidated Financial Statements (GAAP)

($ in thousands)

	Year Ended December 31,				Three Months Ended March 31,	
	2020	2019	2018	2017	2021	2020
Statement of Operations Data						
Revenues	**$518,986**	**$533,297**	**$701,989**	**$418,443**	**$169,802**	**$92,396**
Expenses						
Compensation and benefits	374,332	349,819	477,606	279,055	109,470	58,511
Equity-based compensation	24,815	193,299	199,052	206,849	6,157	6,185
Total compensation and benefits	399,147	543,118	676,658	485,904	115,627	64,696
Non-compensation expense	134,435	145,298	132,748	106,442	26,131	31,295
Total operating expenses	**533,582**	**688,416**	**809,406**	**592,346**	**141,758**	**95,991**
Operating income (loss)	**($14,596)**	**($155,119)**	**($107,417)**	**($173,903)**	**$28,044**	**($3,595)**
Related party revenues	9,263	8,810	-	-	2,209	2,369
Other income (expense)	185	108	(634)	(1,796)	(1,854)	1,848
Interest expense	(15,741)	(15,395)	(15,164)	(15,429)	(3,868)	(3,974)
Total non-operating income (expenses)	**(6,293)**	**(6,477)**	**(15,798)**	**(17,225)**	**(3,513)**	**243**
Income (loss) before provision for income taxes	**($20,889)**	**($161,596)**	**($123,215)**	**($191,128)**	**$24,531**	**($3,352)**
Income tax benefit (expense)	(3,453)	(2,423)	(2,542)	646	(2,024)	(710)
Net income (loss)	**($24,342)**	**($164,019)**	**($125,757)**	**($190,482)**	**$22,507**	**($4,062)**
Statement of Financial Condition Data (period end)						
Total assets	$542,953	$524,845	$616,855	$391,610	$429,089	$359,893 [1]
Debt, net of unamortized debt discounts and issuance costs	146,965	153,001	139,615	136,389	147,999	165,962 [1]
Total liabilities	468,770	442,940	524,336	346,222	335,446	288,138 [1]
Total equity	74,183	81,905	92,519	45,388	93,643	71,755 [1]
Other Data and Metrics						
Advisory professionals at period-end	395	402	371	347	385	394
Advisory Partners at period-end	54	54	46	43	57	56
Number of fee-paying clients during the period	175	179	197	187	95	65
Number of fee-paying clients $1 million or more during the period	99	100	105	94	29	17
Percentage of total revenues from top 10 transactions during the period	33%	39%	37%	32%	59%	67%
Detail of Revenue						
Advisory fees	$511,251	$524,126	$684,945	$409,284	$168,021	$90,862
Reimbursed expenses[2]	6,461	6,729	7,258	7,759	1,603	1,534
Co-advisor advisory fees[3]	1,274	2,442	9,786	1,400	178	-
Revenues—GAAP	**$518,986**	**$533,297**	**$701,989**	**$418,443**	**$169,802**	**$92,396**

P / W / P
PERELLA WEINBERG PARTNERS

Notes:
(1) Select balance sheet data for Q1 2020 is unaudited
(2) Reimbursed expenses include amounts reimbursed by PWP clients for collection of expenses
(3) Co-advisor advisory fees include amounts reimbursed by PWP's clients for professional fees pursuant to certain co-advisory engagements incurred on their behalf. Certain of PWP's advisory engagements are structured as co-advisory engagements whereby another company earns fees for providing advisory services to the client as well. In certain of these cases there is a single engagement letter whereby we are principal with the client and then separately contract with the co-advisor

27

GAAP And Adjusted (Non-GAAP) Income Statements

($ in thousands)

	U.S. GAAP				Adjusted (Non-GAAP)				U.S. GAAP		Adjusted (Non-GAAP)	
	Year Ended December 31,								Three Months Ended March 31,			
	2020	2019	2018	2017	2020	2019	2018	2017	2021	2020	2021	2020
Revenues	$518,986	$533,297	$701,989	$418,443	$518,986	$533,297	$701,989	$418,443	$169,802	$92,396	$169,802	$92,396
Operating Expenses												
Total compensation and benefits	399,147	543,118	676,658	485,904	365,618	349,224	468,140	279,055	115,627	64,696	109,305	58,511
Non-compensation expense	134,435	145,298	132,748	106,442	113,024	134,561	126,168	99,255	26,131	31,295	24,486	29,650
Operating income (loss)	($14,596)	($155,119)	($107,417)	($173,903)	$40,344	$49,512	$107,681	$40,133	$28,044	($3,595)	$36,011	$4,235
Total non-operating income (expenses)	(6,293)	(6,477)	(15,798)	(17,225)	(2,329)	(2,842)	(12,515)	(14,218)	(3,513)	243	(2,479)	1,204
Income (loss) before provision for income taxes	($20,889)	($161,596)	($123,215)	($191,128)	$38,015	$46,670	$95,166	$25,915	$24,531	($3,352)	$33,532	$5,439
Income tax benefit (expense)[1]	(3,453)	(2,423)	(2,542)	646	(3,453)	(2,423)	(2,542)	646	(2,024)	(710)	(2,024)	(710)
Net income (loss)[1]	($24,342)	($164,019)	($125,757)	($190,482)	$34,562	$44,247	$92,624	$26,561	$22,507	($4,062)	$31,508	$4,729

P / W / P
PERELLA WEINBERG PARTNERS

Notes: See following page for detailed reconciliation between GAAP and Adjusted (Non-GAAP) metrics
(1) There is no significant income tax impact from these adjustments

28

GAAP To Adjusted (Non-GAAP) Reconciliation

($ in thousands)

	Year Ended December 31,				Three Months Ended March 31,	
	2020	2019	2018	2017	2021	2020
Total compensation and benefits—GAAP	**$399,147**	**$543,118**	**$676,658**	**$485,904**	**$115,627**	**$64,696**
Equity-based compensation not dilutive to investors[1]	(24,815)	(193,299)	(199,052)	(206,849)	(6,157)	(6,185)
Public company transaction related incentives[2]	(8,714)	(595)	(9,466)	-	(165)	-
Adjusted total compensation and benefits	**$365,618**	**$349,224**	**$468,140**	**$279,055**	**$109,305**	**$58,511**
Non-compensation expense—GAAP	**$134,435**	**$145,298**	**$132,748**	**$106,442**	**$26,131**	**$31,295**
TPH business combination related expenses[3]	(6,580)	(6,580)	(6,580)	(7,187)	(1,645)	(1,645)
Business separation related expenses[4]	-	(4,157)	-	-	-	-
Delayed offering cost expense[5]	(14,831)	-	-	-	-	-
Adjusted non-compensation expense[7]	**$113,024**	**$134,561**	**$126,168**	**$99,255**	**$24,486**	**$29,650**
Operating income (loss)—GAAP	**($14,596)**	**($155,119)**	**($107,417)**	**($173,903)**	**$28,044**	**($3,595)**
Equity-based compensation not dilutive to investors[1]	24,815	193,299	199,052	206,849	6,157	6,185
Public company transaction related incentives[2]	8,714	595	9,466	-	165	-
TPH business combination related expenses[3]	6,580	6,580	6,580	7,187	1,645	1,645
Business separation related expenses[4]	-	4,157	-	-	-	-
Delayed offering cost expense[5]	14,831	-	-	-	-	-
Adjusted operating income (loss)	**$40,344**	**$49,512**	**$107,681**	**$40,133**	**$36,011**	**$4,235**

	Year Ended December 31,				Three Months Ended March 31,	
	2020	2019	2018	2017	2021	2020
Total non-operating income (expense)—GAAP	**($6,293)**	**($6,477)**	**($15,798)**	**($17,225)**	**($3,513)**	**$243**
Amortization of debt costs[6]	3,964	3,635	3,283	3,007	1,034	961
Adjusted total non-operating income (expense)	**($2,329)**	**($2,842)**	**($12,515)**	**($14,218)**	**($2,479)**	**$1,204**
Income (loss) before income taxes—GAAP	**($20,889)**	**($161,596)**	**($123,215)**	**($191,128)**	**$24,531**	**($3,352)**
Equity-based compensation not dilutive to investors[1]	24,815	193,299	199,052	206,849	6,157	6,185
Public company transaction related incentives[2]	8,714	595	9,466	-	165	-
TPH business combination related expenses[3]	6,580	6,580	6,580	7,187	1,645	1,645
Business separation related expenses[4]	-	4,157	-	-	-	-
Delayed offering cost expense[5]	14,831	-	-	-	-	-
Amortization of debt costs[6]	3,964	3,635	3,283	3,007	1,034	961
Adjusted income (loss) before income taxes	**$38,015**	**$46,670**	**$95,166**	**$25,915**	**$33,532**	**$5,439**
Net income (loss)—GAAP	**($24,342)**	**($164,019)**	**($125,757)**	**($190,482)**	**$22,507**	**($4,062)**
Equity-based compensation not dilutive to investors[1]	24,815	193,299	199,052	206,849	6,157	6,185
Public company transaction related incentives[2]	8,714	595	9,466	-	165	-
TPH business combination related expenses[3]	6,580	6,580	6,580	7,187	1,645	1,645
Business separation related expenses[4]	-	4,157	-	-	-	-
Delayed offering cost expense[5]	14,831	-	-	-	-	-
Amortization of debt costs[6]	3,964	3,635	3,283	3,007	1,034	961
Adjusted net income (loss)[8]	**$34,562**	**$44,247**	**$92,624**	**$26,561**	**$31,508**	**$4,729**

Notes:
(1) Equity-based compensation not dilutive to investors includes amortization of equity awards relating to the re-vesting of certain partnership interests in connection with the 2016 TPH business combination and annual grants to certain partners
(2) Public company transaction related incentives represents discretionary bonus payments directly related to milestone events that are part of the proposed FTIV business combination process and reorganization. These payments were outside of PWP's normal and recurring bonus and compensation processes
(3) On November 30, 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (TPH), an independent advisory firm focused on the energy industry. TPH business combination related expenses include intangible asset amortization associated with the acquisition, and in 2017, lease cancellation costs
(4) Business separation related expenses include charges associated with the separation of PWP's asset management and advisory businesses in February 2019
(5) Previously deferred offering costs that were expensed due to termination of a public company transaction process in May of 2020
(6) Amortization of debt costs is composed of the amortization of debt discounts and issuance costs which is included in interest expense
(7) See reconciliation below for the components of the consolidated statements of operations and comprehensive loss included in non-compensation expense—GAAP as well as Adjusted non-compensation expense
(8) There is no significant income tax impact of the adjustments shown to these GAAP financial statement line items

P / W / P
PERELLA WEINBERG PARTNERS

29

GAAP To Adjusted (Non-GAAP) Reconciliation (Cont.)

Non-Compensation Expense

($ in thousands)

	Year Ended December 31,				Three Months Ended March 31,	
	2020	2019	2018	2017	2021	2020
GAAP						
Professional fees	$42,880	$39,265	$37,118	$20,160	$5,728	$6,022
Technology and infrastructure	27,281	27,070	22,977	22,808	6,956	7,211
Rent and occupancy	27,958	27,802	20,922	20,217	6,702	6,969
Travel and related expenses	5,725	19,656	19,286	17,123	661	4,198
General, administrative and other expenses	15,060	15,653	16,130	9,633	2,204	2,934
Depreciation and amortization	15,531	15,852	16,315	16,501	3,880	3,961
Non-compensation expense—GAAP	**$134,435**	**$145,298**	**$132,748**	**$106,442**	**$26,131**	**$31,295**
Adjustments						
Professional fees	($14,831) (1)	($4,157) (3)	$-	$-	$-	$-
Technology and infrastructure	-	-	-	-	-	-
Rent and occupancy	-	-	-	-	-	-
Travel and related expenses	-	-	-	-	-	-
General, administrative and other expenses	-	-	-	(607) (4)	-	-
Depreciation and amortization	(6,580) (2)	(6,580) (2)	(6,580) (2)	(6,580) (2)	(1,645) (2)	(1,645) (2)
Non-compensation expense—Adjustments	**($21,411)**	**($10,737)**	**($6,580)**	**($7,187)**	**($1,645)**	**($1,645)**
Adjusted (Non-GAAP)						
Professional fees	$28,049	$35,108	$37,118	$20,160	$5,728	$6,022
Technology and infrastructure	27,281	27,070	22,977	22,808	6,956	7,211
Rent and occupancy	27,958	27,802	20,922	20,217	6,702	6,969
Travel and related expenses	5,725	19,656	19,286	17,123	661	4,198
General, administrative and other expenses	15,060	15,653	16,130	9,026	2,204	2,934
Depreciation and amortization	8,951	9,272	9,735	9,921	2,235	2,316
Adjusted non-compensation expense	**$113,024**	**$134,561**	**$126,168**	**$99,255**	**$24,486**	**$29,650**

P / W / P
PERELLA WEINBERG PARTNERS

Notes:
(1) Reflects an adjustment to exclude previously deferred offering costs that were expensed due to termination of the public company transaction process in May of 2020
(2) Reflects an adjustment to exclude the amortization of intangible assets related to the TPH business combination
(3) Reflects an adjustment to remove business separation related expenses including charges associated with the separation of PWP's asset management and advisory businesses in February 2019
(4) Reflects an adjustment to remove expenses related to one-time charges on a particular lease termination

30

Legal Disclosures This Presentation has been provided to you by Perella Weinberg Partners and its affiliates (collectively “Perella Weinberg Partners,” the “Firm” or “PWP”) for use by PWP and FinTech Acquisition Corp. IV (“FTIV”) in connection with their proposed business combination and the offering of securities of FTIV in a private placement. The information contained herein (the “Information”) is confidential information. By accepting this Information, you agree that you will, and you will cause your directors, partners, officers, employees, attorney(s), agents and representatives to, use the Information only for your informational purposes in considering an investment in FTIV and for no other purpose and will not divulge any such Information to any other party. Any reproduction of this Information, in whole or in part, is prohibited. These contents are proprietary information and products of Perella Weinberg Partners. The Information contained herein is not an offer to participate in any corporate advisory services or trading strategy nor an offer to buy or sell or a solicitation of an offer to buy or sell any security in any jurisdiction in which the offer, solicitant or sale would be unlawful. Nothing contained herein should be construed as tax, accounting or legal advice. You (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by these materials and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and structure. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. federal income tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of the transaction. The Information presented herein including, but not limited to, Perella Weinberg Partners organizational structure, returns or performance, benchmarks, market opportunity, industry and competitors, representative strategies, portfolio construction, capitalizations, and expectations may involve PWP’s or FTIV’s views, estimates, assumptions, facts and information from other sources that are believed to be accurate and reliable and are as of the date this Information is presented—any of which may change without notice. Neither PWP nor FTIV have any obligation (express or implied) to update any or all of the Information or to advise you of any changes; nor do PWP or FTIV make any express or implied warranties or representations as to the completeness or accuracy or accept responsibility for errors. The Information presented is for illustrative purposes only and does not constitute an exhaustive explanation of the investment process, investment strategies or risk management. The financial projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond PWP’s and FTIV’s control. While all financial projections, estimates and targets are necessarily speculative, PWP and FTIV believe that the presentation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wider variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this Presentation should not be regarded as an indication that PWP or FTIV or their representatives considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. FTIV is offering securities to which this Presentation relates in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. This Presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such Adjusted Compensation and Benefits Expense, Adjusted Non-Compensation Expense, Adjusted Operating Income, Adjusted Non-Operating Income (Expense), Adjusted Pre-Tax Income and Adjusted Net Income. PWP defines (i) Adjusted Compensation and Benefits Expense as GAAP compensation and benefits less public company transaction related incentives and equity-based compensation; (ii) Adjusted Non-Compensation Expense as GAAP non-compensation expense less business separation related expenses and business combination related expenses; (iii) Adjusted Operating Income as GAAP operating income plus public company transaction related incentives, equity-based compensation, business separation related expenses and business combination related expenses; (iv) Adjusted Pre-Tax Income as GAAP net income before income taxes plus public company transaction related incentives, equity-based compensation, business separation related expenses, business combination related expenses and amortization of debt costs; and (v) Adjusted Net Income as GAAP net income plus after-tax amounts for public company transaction related incentives, equity-based compensation, business separation related expenses, business combination related expenses and amortization of debt costs. These non-GAAP financial measures are in addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should be considered an alternative to revenue, operating income, pre-tax income or net income or any other performance measures derived in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP counterparts are included in the Appendix to this Presentation. PWP believes these that these non-GAAP financial measures (including on a forward-looking basis) provide useful supplemental information to investors about PWP. PWP’s management uses forward-looking non-GAAP financial measures to evaluate PWP’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP financial measures. For example, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance and therefore PWP’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. To the extent that PWP provides projections on a non-GAAP basis, it does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in PWP’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. Perella Weinberg Partners LP and Tudor, Pickering, Holt & Co. Securities, LLC are each members of FINRA (www.finra.org) and SIPC. Additional Information About the Transaction and Where to Find It FTIV filed a preliminary proxy statement with the SEC on February 5, 2021, as amended on March 29, 2021, May 5, 2021 and May 25, 2021 in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The preliminary proxy statement contains important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials will contain important information about FTIV, PWP and the business combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about FTIV, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: info@ftspac.com. Participants in the Solicitation FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s Annual Report on Form 10-K filed with the SEC on March 15, 2021 and amended on May 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, will be set forth in the proxy statement for the business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the definitive proxy statement that FTIV intends to file with the SEC. This Presentation does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. 31Legal Disclosures This Presentation has been provided to you by Perella Weinberg Partners and its affiliates (collectively “Perella Weinberg Partners,” the “Firm” or “PWP”) for use by PWP and FinTech Acquisition Corp. IV (“FTIV”) in connection with their proposed business combination and the offering of securities of FTIV in a private placement. The information contained herein (the “Information”) is confidential information. By accepting this Information, you agree that you will, and you will cause your directors, partners, officers, employees, attorney(s), agents and representatives to, use the Information only for your informational purposes in considering an investment in FTIV and for no other purpose and will not divulge any such Information to any other party. Any reproduction of this Information, in whole or in part, is prohibited. These contents are proprietary information and products of Perella Weinberg Partners. The Information contained herein is not an offer to participate in any corporate advisory services or trading strategy nor an offer to buy or sell or a solicitation of an offer to buy or sell any security in any jurisdiction in which the offer, solicitant or sale would be unlawful. Nothing contained herein should be construed as tax, accounting or legal advice. You (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by these materials and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and structure. For this purpose, the tax treatment of a transaction is the purported or claimed U.S. federal income tax treatment of the transaction and the tax structure of a transaction is any fact that may be relevant to understanding the purported or claimed U.S. federal income tax treatment of the transaction. The Information presented herein including, but not limited to, Perella Weinberg Partners organizational structure, returns or performance, benchmarks, market opportunity, industry and competitors, representative strategies, portfolio construction, capitalizations, and expectations may involve PWP’s or FTIV’s views, estimates, assumptions, facts and information from other sources that are believed to be accurate and reliable and are as of the date this Information is presented—any of which may change without notice. Neither PWP nor FTIV have any obligation (express or implied) to update any or all of the Information or to advise you of any changes; nor do PWP or FTIV make any express or implied warranties or representations as to the completeness or accuracy or accept responsibility for errors. The Information presented is for illustrative purposes only and does not constitute an exhaustive explanation of the investment process, investment strategies or risk management. The financial projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond PWP’s and FTIV’s control. While all financial projections, estimates and targets are necessarily speculative, PWP and FTIV believe that the presentation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wider variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this Presentation should not be regarded as an indication that PWP or FTIV or their representatives considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. FTIV is offering securities to which this Presentation relates in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. This Presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such Adjusted Compensation and Benefits Expense, Adjusted Non-Compensation Expense, Adjusted Operating Income, Adjusted Non-Operating Income (Expense), Adjusted Pre-Tax Income and Adjusted Net Income. PWP defines (i) Adjusted Compensation and Benefits Expense as GAAP compensation and benefits less public company transaction related incentives and equity-based compensation; (ii) Adjusted Non-Compensation Expense as GAAP non-compensation expense less business separation related expenses and business combination related expenses; (iii) Adjusted Operating Income as GAAP operating income plus public company transaction related incentives, equity-based compensation, business separation related expenses and business combination related expenses; (iv) Adjusted Pre-Tax Income as GAAP net income before income taxes plus public company transaction related incentives, equity-based compensation, business separation related expenses, business combination related expenses and amortization of debt costs; and (v) Adjusted Net Income as GAAP net income plus after-tax amounts for public company transaction related incentives, equity-based compensation, business separation related expenses, business combination related expenses and amortization of debt costs. These non-GAAP financial measures are in addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should be considered an alternative to revenue, operating income, pre-tax income or net income or any other performance measures derived in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP counterparts are included in the Appendix to this Presentation. PWP believes these that these non-GAAP financial measures (including on a forward-looking basis) provide useful supplemental information to investors about PWP. PWP’s management uses forward-looking non-GAAP financial measures to evaluate PWP’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP financial measures. For example, other companies may calculate non-GAAP financial measures differently, or may use other measures to calculate their financial performance and therefore PWP’s non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies. To the extent that PWP provides projections on a non-GAAP basis, it does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in PWP’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. Perella Weinberg Partners LP and Tudor, Pickering, Holt & Co. Securities, LLC are each members of FINRA (www.finra.org) and SIPC. Additional Information About the Transaction and Where to Find It FTIV filed a preliminary proxy statement with the SEC on February 5, 2021, as amended on March 29, 2021, May 5, 2021 and May 25, 2021 in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The preliminary proxy statement contains important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. FTIV’s stockholders and other interested persons are advised to read the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with FTIV’s solicitation of proxies for such special meeting, as these materials will contain important information about FTIV, PWP and the business combination. The definitive proxy statement will be mailed to the stockholders of FTIV as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. FTIV’s stockholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about FTIV, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: info@ftspac.com. Participants in the Solicitation FTIV, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination. FTIV’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of FTIV in FTIV’s Annual Report on Form 10-K filed with the SEC on March 15, 2021 and amended on May 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of FTIV’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, will be set forth in the proxy statement for the business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the definitive proxy statement that FTIV intends to file with the SEC. This Presentation does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. 31